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Section A  Home Office Organization
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2. HOME OFFICE ORGANIZATION CHARTS
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                                                Home Office Organization Charts
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                                    [Flowchart]



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Section A  Home Office Organization
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                                    [Flowchart]

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                                                Home Office Organization Charts
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                                    [Flowchart]



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Section A  Home Office Organization
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                                    [Flowchart]

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